SHARE EXCHANGE AGREEMENT

THIS AGREEMENT dated for reference the 21st day of January, 2002.

BETWEEN:

           KWEI CHI PING, JUSTIN, of Flat A, 16th Floor, Cornell Court, 56 King's Road, North Point, Hong Kong;

           AND

           WONG WOON TAK, SIMON, of Flat 4E, Block 16, Provident Centre, 51 Wharf Road, North Point, Hong Kong;

           AND

           YIM CHUN KEUNG, WILSON, of Flat H, 20th Floor, Block 8, Melody Garden, 2 Wa Chui Road, Tuen Mun N.T., Hong Kong



           (hereinafter collectively called the "Vendors")

AND:

          WORLD ENVIROTECH, INC., a Colorado corporation with a registered office in the State of Florida, USA, located at 7293 S. Sherman Street, Littleton, CO 80122, and a head office within British Columbia located at Suite 830 - 789 West Pender Street, Vancouver

          (hereinafter called the "Purchaser" or "WEI")

AND: PROTECTSERVE PACIFIC LIMITED., a company duly incorporated under the laws of Hong Kong and having an office and place of business at 1101-2, 11/F 148 Electric Road, North Point, Hong Kong

          (hereinafter called the "Company" or "PSP")

WITNESSES THAT WHEREAS:

A. Majority shareholder Xin Net corp., a Florida corporation with a registered office in the State of Florida, U.S.A. are legal and /or beneficial owners of an aggregate OF 15,370,675 shares on a post consolidation basis in the capital of WORLD ENVIROTECH, INC. after subscribing to US$600,000 in private placements;


B. The Vendors are the legal and/or beneficial owners of an aggregate of 5,633,036 shares in the capital of the Company (the "Shares"), allocated as follows:

         Kwei Chi Ping, Justin                       3,098,170
         Yim Chun Keung, Wilson                      1,408,259
         Wong, Simon                                 1,126,607

         Total                                       5,633,036




C. The Vendors have each agreed to sell and the Purchaser has agreed to purchase the Shares upon the terms and conditions herein set forth.

NOW THEREFORE in consideration of the premises, the covenants and agreements and warranties hereinafter set forth, it is hereby agreed as follows:

SALE AND PURCHASE

1. Based on and relying upon the representations and warranties herein, the Vendors hereby each agree to sell the Shares to the Purchaser and the Purchaser hereby agrees to purchase the Shares from the Vendors on the terms and conditions herein contained.

2. All shares referred to hereunder in this SALE AND PURCHASE section are after an announced 1: 4 consolidation.

3. The purchase price payable by the Purchaser to the Vendors for the Shares payable on the Closing Date shall be 30,000,000 restricted common shares in the capital stock of the Purchaser as per the allocation table set out in Schedule "A", to be issued in exchange for the shares held by the Vendors in the Company.

4. On February 15, 2002, the purchase price will be adjusted based the capital financing of WEI in the following manner:

        (a) in the event that WEI has raised US$900,000 on or before February 15, 2002 through private placement, the purchase price shall not be adjusted;

        (b) in the event that WEI has raised US$800,000 on or before February 15, 2002 through private placement, the purchase price shall be adjusted to 32,500,000 restricted common shares of WEI;

        (c) in the event that WEI has raised US$700,000 on or before February 15, 2002 through private placement, the purchase price shall be adjusted to 35,000,000 restricted common shares of WEI;

        (d) in the event that WEI has raised US$600,000 on or before February 15, 2002 the purchase price shall be adjusted to 37,500,000 restricted common shares of WEI.

4. WEI shall on or before February 20, 2002 issue to the Vendors the additional restricted common shares in the capital stock of WEI, if any, pursuant to the adjusted purchase price pursuant to Section 3 of this Agreement.
5. The restricted common shares will be issued pursuant to exemptions under Regulation S promulgated under the US Securities Act 1933 and under the Securities Act of British Columbia.

BUY BACK SHARES

6. The Parties agree that in the event that PSP's net (after tax) profit calculated according to US GAAP shall be less than HK$9,000,000 for the 12 months ending on December 31, 2002, the Purchaser will have the right to buy back from the Vendors, pro rata, certain common shares of the Purchaser issued to the Vendor on the Closing Date at the rate of $US$0.001 per share. The Pay Back formula shall be for every HK$333,333 that PSP falls short of the HK$9,000,000 net profit the Purchaser shall have the right to buy-back 1,000,000 common shares issued to the Vendors. The Parties agree that within 5 days of written notice from the Purchaser each Vendor will execute and deliver to the Purchaser all transfer documents necessary to transfer the Vendors' shares, to be bought back by the Purchaser, free and clear of all charges, liens and encumbrances, and forthwith upon receipt and registration of all documents necessary to transfer to the Purchaser the shares to be bought back by the Purchaser free and clear of all charges, liens and encumbrances, the Purchaser shall deliver to each Vendor a certified cheque payable to the Vendor in the amount of the purchase price specified in the written notice.

COMPANY AND VENDORS' REPRESENTATIONS AND WARRANTIES

7. The Company and the Vendors, jointly and severally, represent and warrant to the Purchaser, to the best of their knowledge, information and belief after making due inquiry that:

        (a) the Company is a company duly incorporated in Hong Kong on September 25, 2000 under Companies Ordinance under the name of Global Surveillance Communications Limited and, effective January 15, 2001, changed its name to ProtectServe Pacific Limited. The Company is not a reporting company and is a valid and subsisting company in good standing with all regulatory authorities;

        (b) the authorized capital of the Company consists of 6,000,000 Shares with a par value of HK$1.00 per share, of which there are 5,633,036 Shares issued and outstanding;

        (c) attached hereto as Schedule "B" are true and complete copies of the Company's audited and unaudited financial statements for the period from date of incorporation to September 30, 2001 (the "Company's Financial Statements"). The Company's Financial Statements have been prepared in accordance with the Statements of Auditing Standards issued by the Hong Kong Society of Accountants and present fairly the financial position, results of operations and statements of changes in the Company's financial position for the period indicated.

        (d) since September 30, 2001, the Company's business has been operated substantially in accordance with all laws, rules, regulations, orders of competent regulatory authorities, and there has not been:

                (i) any event or change in circumstances that has had, or which the Company may expect to have, a material adverse effect on the Company or its business;

                (ii) any change in liabilities of the Company that has had, or which the Company may expect to have, a material adverse effect on the Company or its business;

                (iii) any incidence, assumption or guarantee of any indebtedness for borrowed money by the Company;

                (iv) any payments by the Company in respect of any indebtedness of the Company for borrowed money or in satisfaction of any liabilities of the Company, other than in the ordinary course of business;

                (v) the creation, assumption or sufferance of the existence of any lien on any assets reflected on the Company Financial Statements;

                (vi) any grant of any severance, continuation or termination pay to any director, officer, stockholder or employee of the Company; or any entering into of an employment, deferred compensation or other similar agreement, or amendment or variation to any such existing agreement;

                (vii) any change by the Company in its accounting principles, methods or practices or in the manner it keeps its books and records; (viii) any distribution, dividend or bonus by the Company to any of its respective officers, directors, stockholders or affiliates, or any of their respective affiliates or associates; and

                (ix) any material capital expenditure or commitment by the Company or material sale, assignment, transfer, lease or other disposition of or agreement to sell, assign, transfer lease or otherwise dispose of any asset or property by the Company other than in the ordinary course of business.

        (e) the Shares are free and clear of all liens, claims, charges and encumbrances of every nature and kind whatsoever;

        (f) the Shares are duly authorized, validly issued and outstanding as fully paid and non-assessable shares;

        (g) the Vendors are the sole registered and/or beneficial owners of the Shares and have due and sufficient right and authority to transfer the legal and beneficial title and ownership of the Shares to the Purchaser, and each of the Vendors and the Company has due and sufficient right, power and authority (including any and all necessary corporate and/or shareholder authorizations) to enter into this Agreement on the terms and conditions herein set forth, and this Agreement, when executed and delivered by the Vendors and Company, will constitute a legal and binding obligation of each such party enforceable against it in accordance with its terms;

        (h) no person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of the Shares or any other shares in the capital of the Company owned by the Vendors or any right capable of becoming an agreement for the purchase, subscription or issuance of any of the unissued shares in the capital of the Company;

        (i) the Company has the full corporate power and authority to carry on the business presently being carried on by it and as proposed to be carried on by it;

        (j) the Company holds all licenses and permits as may be requisite for carrying on its business in the manner in which it has heretofore been carried on.

        (k) there are no material liabilities, contingent or otherwise, other than as set forth in Schedule "H" attached hereto;

        (l) at the Time of Closing, the Company shall not have any liabilities, contingent or otherwise, other than those liabilities set forth as of December 31, 2001 in Schedule "C" attached hereto, except that the Company may have further liabilities incurred in its normal course of business for the period from December 31, 2001 to the Date of Closing;

        (m) the books and records of the Company fairly and correctly set out and disclose in all material respects, in accordance with Hong Kong generally accepted accounting principles, the financial position of the Company as at the date hereof and all material financial transactions of the Company relating to its business have been accurately recorded in such books and records;

        (n) no payments of any kind have been made or authorized to or on behalf of the Vendors or any of them or to or on behalf of officers, directors or shareholders of the Company or under any management agreements with the Company which are not recorded in the books or records of the Company or which have not been disclosed in writing to the Purchaser other than payments made in the normal course of business;

        (o) there is no basis for and there are no actions, suits, judgments, investigations or proceedings outstanding or pending or to the knowledge of the Company or the Vendors, jointly or severally, threatened against or affecting the Company at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau or agency;

        (p) to the best of the Vendors' knowledge, the Company is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which apply to it;

        (q) the Company is not a party to any collective agreement with any labour union or other association or employees and no attempt has been made to organize or certify the employees of the Company as a bargaining unit;

        (r) there are no pensions, profit sharing, group insurance or similar plans or other deferred compensation plans affecting the Company;

        (s) the Company is not indebted to any employee of the Company or other workers engaged in the business of the Company for any wages or salaries and the Company has not received or been notified of any general wage claims;

        (t) the Company is the sole beneficial owner and has good and marketable title to all its properties and assets free and clear of all liens, mortgages, pledges, deeds of trust, conditional sale agreements, encumbrances, charges or claims of every kind and nature whatsoever;

        (u) the Company has not experienced nor is it aware of any occurrence or event which has had, or might reasonably be expected to have, a materially adverse affect on its business or the results of its operations;

        (v) neither the Vendors nor any officer, director, employee or shareholder of the Company is now indebted or under obligation to the Company on any account whatsoever; and other than those set forth in Schedule "C" attached hereto the Company is not indebted or under obligation to the Vendors or any officer, director, employee or shareholder of the Company.

VENDORS' FURTHER REPRESENTATIONS AND WARRANTIES
8. The Vendors hereby jointly and severally represent and warrant to the Purchaser as follows that:

        (a) the Vendors have the capacity to protect their own interests in connection with the acquisition of the common shares of the Purchaser and are capable of evaluating the merits and risks of an investment in the Purchaser by reason of their business and financial knowledge and experience;

        (b) the Vendors are acquiring the shares of common stock of the Purchaser for investment for their own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Vendors understand that the shares of common stock of the Purchaser have not been, and will not be, registered under the US Securities Act 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Vendors' representations as expressed herein;

        (c) each Vendor acknowledges that the shares of common stock of the Purchaser must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. Each Vendor is aware of the restrictions and limitations on resale of the shares of common stock of the Purchaser into the United States or to a US Person under the Securities Act. In addition, each Vendor is aware of the provisions of Rule 144 promulgated under the Securities Act ("Rule 144") which permit limited resales in the US of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares of common stock of the Purchaser, the availability of certain current public information about the Purchaser, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations;

        (d) each Vendor also acknowledges that the shares of common stock of the Purchaser must be held indefinitely unless subsequently registered under the Securities Act (British Columbia) (the "BC Act") or unless an exemption from such registration is available. Each Vendor is aware that the shares of common stock of the Purchaser are subject to restriction on transferability and resale and may not be transferred or resold in British Columbia or to British Columbia residents except as permitted by the Securities Act (British Columbia) (the "BC Act") and Regulations made under the BC Act;

        (e) each of the Vendors has had an opportunity to discuss the Purchaser's business, management and financial affairs with the Company's management and has also had an opportunity to ask questions of the Purchaser's officers, which questions were answered to the Vendors' satisfaction. Each Vendor has been furnished with or has had access to such information as a sophisticated investor would customarily require to evaluate the merits and risks of the proposed investment together with such additional information as is necessary to verify the accuracy of the information supplied. The Vendors represent and acknowledge that they have been solely responsible for their own due-diligence investigation of the Purchaser and its management and business, for their own analysis of the merits and risks of this investment, and for their own analysis of the terms of the investment, and that in taking any action or performing any role relative to the proposed investment, they have acted solely in their own interest, and that neither they nor any of their agents or employees has acted as an agent, employee, partner or fiduciary of any other person, or as an agent of the Purchaser, or as an issuer, underwriter, broker, dealer or investment advisor relative to this investment;

        (f) each of the Vendors understands that the Purchaser has limited operating history and that investment in the Purchaser involves substantial risks. The Vendors further understand that the acquisition of the shares of common stock of the Purchaser will be a highly speculative investment. Each of the Vendors is able, without impairing his financial condition, to hold the shares of common stock of the Purchaser for an indefinite period of time and to suffer a complete loss of his investment;

        (g) each of the Vendors agrees to indemnify and hold harmless the Purchaser and its officers, directors and agents for any costs, liabilities or losses caused by any misstatement of material fact by such Vendor with respect to the representations and warranties contained in this Section or any other written information provided to the Purchaser by such Vendor in connection with the investment contemplated by this Agreement; and

        (h) each Vendor represents and warrants to the Purchaser that he is not a US Person as defined in Regulation S as promulgated under the Securities Act and that the buy order for the common shares of the Purchaser originated by each Vendor outside of the US.

COMPANY AND VENDORS' COVENANTS

9.  The Company and the Vendors jointly and severally covenant and agree that:

        (a) the representations and warranties contained in this Agreement shall be true at and as of the Time of Closing as if such representations and warranties were made as of such time;

        (b) the Company and the Vendors will permit the Purchaser or whoever it directs on its behalf to examine the records, statements and accounts of the Company on regular business days and during regular business hours up to and including the Closing Date and make such audit of the books of account of the Company and physical verification of the inventory of the Company as the Purchaser may see fit;

        (c)    the   representations,   warranties,   covenants  and  agreements
               contained herein shall survive the Closing Date and notwithstanding the Closing of the purchase and sale herein contemplated, shall continue in full force and effect;

        (d) the Company and the Vendors will, jointly and severally, prior to Closing, take all steps and proceedings and execute such further assurances and documents as may be required to obtain the transfer and registration of the Shares into the name of the Purchaser provided that all terms and conditions to be observed and performed by the Purchaser at the Time of Closing have been observed and performed;


PURCHASERS' REPRESENTATIONS AND WARRANTIES

10. As an inducement to the Company and each of the Vendors to enter into this Agreement and to consummate the transactions provided for herein, the Purchaser represents and warrants to the Company and each of the Vendors, to the best of its knowledge, information and belief after making due inquiry that:

        (a) the Purchaser was incorporated on March 16, 1994 under the laws of the State of Colorado under the name of World Envirotech, Inc.;

        (b) the Purchaser is duly incorporated, validly existing and in good standing under the laws of the State of Colorado;

        (c) the Purchaser is now and as of the Closing Date will be traded on the OTC Bulletin Board;

        (d) it has full and absolute right, power and authority to enter into this Agreement on the terms and conditions herein set forth, to carry out the transactions contemplated hereby and, to transfer on the Closing Date to the Vendors all legal and beneficial ownership in and to the restricted common shares;

        (e) this Agreement once duly executed and delivered by the Purchaser will constitute a legal, valid and binding obligation of the Purchaser; enforceable against the Purchaser in accordance with its terms;

        (f) no proceedings have been taken or authorized by the Purchaser, or to the knowledge of the Purchaser, by any person, with respect to the bankruptcy, insolvency, liquidation, dissolution or winding-up of the Purchaser or with respect to any amalgamation, merger, consolidation, arrangement or reorganization relating to the Purchaser;

        (g) the authorized capital stock of the Purchaser consists of 100,000,000 shares of US $0.001 par value common stock of which 5,402,700 are issued and outstanding as of January 9, 2002;

        (h) all of the issued and outstanding shares of the Purchaser have been duly and validly authorized and issued in accordance with applicable laws and are validly outstanding, fully paid and non-assessable;

        (i) the Purchaser has no outstanding stock options, warrants or other rights to purchase, or subscribe to or other securities convertible into or exchangeable for any shares of the capital stock of the Purchaser or contracts or arrangements of any kind relating to the issuance, sale or transfer of any capital stock or other equity securities of the Purchaser;

        (j) all of the restricted common shares which will be issued to the Vendors hereunder in compliance with applicable laws and the articles of the Purchaser, and will be issued fully paid and non-assessable, and free and clear of all liens, charges, encumbrances and trading restrictions other than as may be imposed by applicable U.S. Federal and State laws;

        (k) attached hereto as Schedule "D" are true and complete copies of the Purchasers audited financial statements for the fiscal year ended on February 28, 2001 as contained in the Purchasers' Form 10-KSB and Unaudited Financial Statements as of May 31, August 31 and November 30, 2001 contained in the Purchaser's Form 10-QSB Interim Reports for the 1st, 2nd and 3rd Quarter, 2001, respectively (the "Purchaser's Financial Statements"). The Purchaser's Financial Statements have been prepared in accordance with the US Generally Acceptable accounting principles and present fairly the financial position, results of operations and statements of changes in the Purchaser's financial position for the period indicated;

        (l) no adverse material changes in the affairs of the Purchaser have occurred since November 30, 2001;

        (m)    there  are  no  liabilities,   contingent  or  otherwise  of  the
               Purchaser which are not disclosed or reflected in its Financial Statements set forth in Schedule "D" attached hereto;

        (n)    at the  time  of  Closing,  the  Purchaser  shall  not  have  any liabilities, contingent or otherwise, other than those liabilities set forth as of November 30, 2001 in Schedule "E" attached hereto, except that the Purchaser may have further liabilities incurred in its normal course of business for the period from November 30, 2001 to the Date of Closing;

        (o) there is no litigation, proceeding, or investigation pending or threatened against the Purchaser, nor does the Purchaser know, or have grounds to know, of any basis for any litigation, proceeding or investigation against the Purchaser, except as disclosed in writing to the Vendors;

        (p) since November 30, 2001, the Purchaser's business has been operated substantially in accordance with all laws, rules, regulations, orders of competent regulatory authorities, and there has not been:

                (i) any event or change in circumstances that has had, or which the Purchaser may expect to have, a material adverse effect on the Purchaser or its business;

                (ii) any change in liabilities of the Purchaser that has had, or which the Purchaser may expect to have, a material adverse effect on the Purchaser or its business;

                (iii) any incidence, assumption or guarantee of any indebted-ness for borrowed money by the Purchaser;

                (iv) any payments by the Purchaser in respect of any indebted-ness of the Purchaser for borrowed money or in satisfac-tion of any liabilities of the Purchaser, other than in the ordinary course of business;

                (v) the creation, assumption or sufferance of the existence of any lien on any assets reflected on the Purchaser Financial Statements;

                (vi) any grant of any severance, continuation or termination pay to any director, officer, stockholder or employee of the Purchaser; or any entering into of an employment, deferred compensation or other similar agreement, or amendment or variation to any such existing agreement;

                (vii) any change by the Purchaser in its accounting principles, methods or practices or in the manner it keeps its books and records;

                (viii) any distribution, dividend or bonus by the Purchaser to any of its respective officers, directors, stockholders or affiliates, or any of their respective affiliates or associates; and

                (ix) any material capital expenditure or commitment by the Purchaser or material sale, assignment, transfer, lease or other disposition of or agreement to sell, assign, transfer lease or otherwise dispose of any asset or property by the Purchaser other than in the ordinary course of business.

        (q) the Purchaser does not own or lease any real property or material assets other than those set forth in Schedule "F" attached hereto;

        (r) there are no contracts or indebtedness between the Purchaser and any of its shareholders, or affiliates or associates of any of its shareholders other than those set forth in Schedule "G" attached hereto;

        (s) there are no material contracts to which the Purchaser is a party other than those set forth in Schedule "H" attached hereto;

        (t) the operation of the Purchaser's business has not violated or infringed any U.S. Federal or State laws or regulations;

        (u) all tax returns and reports of the Purchaser required by law to be filed prior to the date hereof have been filed and are substantially true, complete and correct, and all taxes and other government charges have been paid or accrued in the Purchaser Financial Statements;

        (v) the information contained in the documents, certificates and written statements (including this Agreement and the attachments thereto) furnished by the Purchasers to the Vendors are true and complete in all material respects and do not omit to state any material fact necessary in order to make the statements therein; and

        (w) there is no fact known to the Purchaser that has not been disclosed to the Vendors in writing that could reasonably have a material adverse effect on the Purchaser.

Purchasers Covenants

11. The Purchaser covenants and agrees on the Closing Date, and provided that all terms and conditions to be observed and performed by the Vendors at the Time of Closing have been observed and performed, the Purchaser will issue the restricted common shares to the Vendors, such restricted common shares to be issued free and clear of any liens, encumbrances and charges, but subject to applicable trading restrictions imposed by U.S. and British Columbia securities legislation, and imposed under such other securities legislation applicable in each jurisdiction where any of the Vendors are resident;

CONDITIONS PRECEDENT FOR THE VENDORS

12. The joint and several obligations of the Vendors to carry out the terms of this Agreement and to complete the sale contemplated herein is subject to the following conditions:

     (a) the Purchaser shall have performed and satisfied each of its obligations hereunder required to be performed and satisfied by it on or prior to the Closing Date and each of the representations and warranties of the Purchaser contained herein shall have been true and correct and contained no misstatement or omission that would make any such representation or warrant misleading when made, and shall be true and correct and contain no misstatement or omission that would make any such representation or warranty misleading at and as of the Closing Date with the same force and effect as if made as of the Closing Date;

     (b) the transactions contemplated by this Agreement shall not violate any applicable law and there shall be no pending actions or proceedings by any State, U.S. Federal or State regulatory authority or by any other person challenging or seeking to materially restrict or prohibit the transfer and exchange contemplated hereby or the consummation of the transactions contemplated by this Agreement;

     (c) the Purchaser's Board of Directors, by proper and sufficient vote respectively, shall have approved this Agreement and the transactions contemplated hereby.

CONDITIONS PRECEDENT FOR THE PURCHASER

13. All obligations of the Purchaser under this Agreement are subject to the fulfillment on or prior to Closing, of each of the following conditions to the satisfaction of the Purchaser's solicitor:

        (a) all covenants, warranties and agreements of the Company and the Vendors to be performed on or before the Closing Date pursuant to the terms and conditions of this Agreement have been duly performed;

        (b) the Vendors shall transfer the Shares to the Purchaser and such Shares shall be registered on the books of the Company in the name of the Purchaser at the Time of Closing; and

        (c) the representations and warranties of the Company and the Vendors set forth in this Agreement shall be true and correct as of the date of the Agreement and shall be true and correct as at the Date of Closing as if made by the Vendors on the Closing Date.

14. The Company and the Vendors jointly and severally agree that the foregoing conditions in section 13 are inserted for the exclusive benefit of the Purchaser and may be waived by the Purchaser in whole or in part at any time.

15. In the event any of the conditions set forth in section 13, are not met by the Closing Date for whatever reason, the Purchaser at his option, may elect not to proceed with the purchase of the Shares contemplated herein without prejudice to any other rights and remedies.

SHARE CERTIFICATE LEGENDS

16. It is understood that the certificates evidencing the Purchaser's shares of common stock may bear one or more legends in substantially the following forms, as well as any other legend required by the laws of any applicable jurisdiction:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE U.S. OR TO US PERSONS IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER

         SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. HEDGING TRANSACTIONS FOR SUCH SECURITIES MAY NOT BE MADE UNLESS IN COMPLIANCE WITH SUCH ACT.

         THE SHARES ARE SUBJECT TO RESTRICTION ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD IN THE U.S. OR TO US PERSONS EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

     The Purchaser need not record a transfer of the shares, unless the conditions specified in any applicable legends are satisfied. The Purchaser may also instruct its transfer agent not to record the transfer of any of the shares unless the conditions specified in the applicable legends are satisfied.

17. The legend relating to the Securities Act endorsed on a stock certificate pursuant to this Agreement and the stop transfer instructions with respect to the shares represented by such certificate shall be removed and the Purchaser shall issue a certificate without such legend to the holder of such shares if such shares are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available or if such holder provides to the Purchaser an opinion of counsel reasonably satisfactory to the Purchaser, or a no-action letter or interpretive opinion of the staff of the Securities and Exchange Commission (the "SEC") to the effect that a public sale, transfer or assignment of shares may be made without registration and without compliance with any restriction such as Rule 144.

CLOSING

18. The sale and purchase of the Shares shall be closed on January 18, 2002 or on such other date agreed by all of the parties hereunder, at the office of the Purchaser, or at any other place agreed to by all of the Parties, which date and time are referred to herein as the "Date of Closing", the "Closing Date", the "Closing" and the "Time of Closing".

19.  At Closing, the Vendors shall deliver to the Purchaser:

        (a) share certificates duly endorsed for transfer of 5,623,036 Shares, constituting the totality of Shares issued and outstanding at Closing Date, with a par value of HK$1.00 per share in the capital of the Company into the Purchaser's name representing the Shares;

        (b) certified copies of resolutions of the directors of the Company authorizing and approving the transfer of the Shares, registration of the Shares in the name of the Purchaser, authorizing the issue of new share certificates representing the Shares in the name of the Purchaser, and entry of the name and address of the Purchaser into the Register of Members and Register of Directors of the Company;

        (c) all corporate records and books of account of the Company, including, without limitation, the minute book, corporate seal, share register books, share certificate books and annual reports of the Company;

        (d) certified copies of such resolutions of the shareholders and directors of the Company as are to be passed to authorize the execution, delivery and implementation of this Agreement and of all documents to be delivered by the Vendor pursuant thereto;

        (e) a certificate signed by the Company and the Vendors that all covenants, warranties and agreements of the Vendors pursuant to the terms of this Agreement have been duly performed and that the representations and warranties of the Vendors set forth in this Agreement are true and correct as at the Date of Closing;

20.      At Closing the Purchaser shall deliver to the Vendor the following:

        (a) share certificates representing the restricted common shares in the names and denominations set out in Schedule "A" hereto;

        (b) certified copies of resolutions of the directors of the Purchaser authorizing and approving the issuance of the restricted common shares, registration of the restricted common shares in the name of the Vendors in accordance with Schedule "A" hereto and authorizing the issue of the new share certificates representing such restricted common shares;

        (c) all corporate records and books of account of the Company, including without limitation, the minute book;

        (d)    certified  copies of such  resolutions  of the  directors  of the
               Purchaser as are to be passed to authorize the execution, delivery and implementation of this Agreement and of all documents to be delivered to the Vendors pursuant thereto; and

        (e) a certificate signed by a duly authorized officer of the Purchaser that all covenants, warranties and agreements of the Purchaser pursuant to the terms of this Agreement have been duly performed and that the representations and warranties of the Purchaser set forth in this Agreement are true and correct as at the Closing;

INDEMNITY

21. The Purchaser shall be indemnified and held harmless by the Company and the Vendors in respect of any and all damages incurred by the Purchaser as a result of any inaccuracy or misrepresentation in or breach of any representation or warranty, covenant or agreement made in this Agreement by the Company and the Vendors.

22. The Vendors shall each be indemnified and held harmless by the Purchaser in respect of any and all damages incurred by any of such Vendors as a result of any inaccuracy or misrepresentation in or breach of any representation, warranty, covenant or agreement made by the Purchaser in this Agreement.

SURVIVAL OF REPRESENTATION, WARRANTIES AND COVENANTS

23. Except as hereinafter provided, all representations, warranties, covenants, agreements and obligations of the parties hereto shall survive the Closing and shall expire one year following the Closing Date.

GENERAL

24. This Agreement shall be governed by and be construed in accordance with the laws of the State of Colorado, USA.

25. Any notice to be given to a party hereto shall be in writing and signed by or on behalf of such party and shall be given to the other party by delivery thereto, or by sending by prepaid registered mail, telex, facsimile, telegram or cable to the address of the other as hereinbefore set forth or to such other address of which notice is given, and any notice shall be deemed not to have been sufficiently given until it is received. Any notice or other communication contemplated herein shall be deemed to have been received on the day delivered, if delivered; on the seventh business day following the mailing thereof, if sent by registered mail; and on the business day following the transmittal thereof, if sent by telex, facsimile, telegram or cable. If normal mail, telex, facsimile, telegram or cable service shall be interrupted by strike, slow down, force majeure or other cause, the party sending the notice shall utilize any of the other such services which have not been so interrupted or shall deliver such notice in order to ensure prompt receipt of same by the other party.

26. The parties shall execute such further assurances and other documents and instruments and do such further and other things as may be necessary to implement and carry out the intent of this Agreement.

27. The provisions herein contained constitute the entire agreement between the parties hereto and supersede all previous expectations, understandings, communications, representations and agreements whether verbal or written between parties.

28. This Agreement may be amended by a written instrument signed by the party against whom enforcement of the amendment is sought and any waivers made on the part of the Purchaser with respect to any terms or conditions herein must be in writing and signed by them.

29. If any provision of this Agreement is unenforceable or invalid for any reason whatever, such unenforceability or invalidity shall not effect the enforceability or validity of the remaining provisions of this Agreement and such provision shall be severable from the remainder of this Agreement.

30.  Time shall be of the essence hereof.

31. The headings appearing in this Agreement are inserted for convenience of reference only and shall not affect the interpretation of this Agreement.

32. This Agreement shall enure to the benefit of and be binding upon the parties and their successors and permitted assigns.

33. This Agreement may be executed in as many counterparts as may be necessary or by facsimile and each such agreement or facsimile so executed shall be deemed to be an original and such counterparts together shall constitute one and the same Agreement.

IN WITNESS WHEREOF the parties hereto have caused this indenture to be executed as of the day and year first above written.

Signed, sealed and delivered by                 )
KWEI CHI PING, JUSTIN in the presence of:       )
                                                )
Witness Name                                    )       ________________________
                                                )       KWEI CHI PING, JUSTIN
----------------------------------------------- )
Witness Address                                 )
                                                )
----------------------------------------------- )
                                                )
----------------------------------------------- )
Witness Occupation                              )


Signed, sealed and delivered by                 )
WONG WOON TAK, SIMON in the presence of:        )
                                                )
                                                )
Witness Name                                    )       ________________________
                                                )       WONG WOON TAK, SIMON
----------------------------------------------- )
Witness Address                                 )
                                                )
----------------------------------------------- )
                                                )
----------------------------------------------- )
Witness Occupation                              )




Signed, sealed and delivered by                 )
YIM CHUN KEUNG, WILSON in the presence of:      )
                                                )
                                                )
Witness Name                                    )       ________________________
                                                )       YIM CHUN KEUNG, WILSON
----------------------------------------------- )
Witness Address                                 )
                                                )
----------------------------------------------- )
                                                )
----------------------------------------------- )
Witness Occupation                              )

WORLD ENVIROTECH, INC.

Per:

----------------------------------------
Authorized Signatory

----------------------------------------
Authorized Signatory




PROTECTSERVE PACIFIC LIMITED

Per:


----------------------------------------
Authorized Signatory


----------------------------------------
Authorized Signatory


                                  SCHEDULE "A"

I.       Share Allocation Table for shares of the Purchaser to be issued to the Vendors on closing.

         -------------------------------------------------- ------------------------------------------------

         Name                                                          No. of Shares
         -------------------------------------------------- ------------------------------------------------

         Kwei Chi Ping, Justin                                          15,600,000
         -------------------------------------------------- ------------------------------------------------

         Wong  Woon Tak, Simon                                           8,900,000
         -------------------------------------------------- ------------------------------------------------

         Yim Chun Keung, Wilson                                          5,500,000
                                                                       ------------
         -------------------------------------------------- ------------------------------------------------

         Total                                                          30,000,000
         -------------------------------------------------- ------------------------------------------------


II.      Additional Share Allocation Table for shares of the Purchaser to be issued to the Vendors in the event that WEI has raised capital funds on or before February 15, 2002.


-------------------------------------- --------------------- -------------------- --------------------- ---------------------

Name                                   if US$900,000 has     if US$800,000 has    if US$700,000 has     if US$600,000 has
                                       been raised           been raised          been raised           been raised
-------------------------------------- --------------------- -------------------- --------------------- ---------------------

Kwei Chi Ping, Justin                  0                     2,500,000            5,000,000             7,500,000
-------------------------------------- --------------------- -------------------- --------------------- ---------------------
Total                                  0                     2,500,000            5,000,000             7,500,000
-------------------------------------- --------------------- -------------------- --------------------- ---------------------

                                  SCHEDULE "B"

                PSP's Audited and Unaudited Financial Statements

                                  SCHEDULE "C"

As of December 31, 2001 PSP has the following liabilities:

                                  SCHEDULE "D"

     WEI's Form 10-KSB for February 28, 2001 and Form 10-QSB Interim Reports
                     for the 1st, 2nd and 3rd Quarters, 2001

                                  SCHEDULE "E"

As of ___________________, 2002, WEI has the following liabilities:

                                  SCHEDULE "F"

WEI has the following Lease or material assets:

                                  SCHEDULE "G"

WEI has the following contracts with or indebtedness to its shareholders, affiliates or associates of any of its shareholders:

                                  SCHEDULE "H"

WEI has the following material contracts: